Mortgage - Backed Bonds
                                  Series 1998-1

                         Statement To Certificateholders

================================================================================

         Certificateholder Statement     The enclosed password protected
                                         statement can be viewed or downloaded
                                         in Excel from the Bankers Trust web
                                         page at online.bankerstrust.com/invr.

                CSSA Loan Level File     The password protected data file can be
                                         downloaded from the Bankers Trust BBS
                                         by dialing (714) 253-7617 or downloaded
                                         from the web page above. For
                                         information regarding the
                                         property-level file, please contact the
                                         Master Servicer.


   ========================================================================

        Report Contents                                           Page(s)
        Statement to Certificateholders - Payment Information      2 - 3
        Historical Delinquency Summary                               4
        Pool Information                                           5 - 7

  ========================================================================

          The following report has been created from information provided to Bankers Trust by parties associated with this transaction, including the Master Servicer and Special Servicer. Bankers Trust makes no representation as to the accuracy of the information provided and expressly disclaims any liability to independently verify or confirm data provided by third parties.




  September 30, 1998
   October 26, 1998
-------------------------
                                   Page 1 of 7

                               RBMG Funding Trust
                             Mortgage - Backed Bonds
                                  Series 1998-1

                         Statement To Certificateholders

-------------------------------------------------------------------------------------------------------------------------------
                                                DISTRIBUTIONS IN DOLLARS
                             PRIOR                                                                                 CURRENT
           ORIGINAL        PRINCIPAL                                                    REALIZED   DEFERRED       PRINCIPAL
 BOND     FACE VALUE        BALANCE         INTEREST      PRINCIPAL        TOTAL         LOSSES    INTEREST        BALANCE
-------------------------------------------------------------------------------------------------------------------------------
  1     125,000,000.00   122,898,960.60    591,323.23   1,262,760.84    1,854,084.07       0.00      0.00       121,636,199.76
-------------------------------------------------------------------------------------------------------------------------------
TOTALS  125,000,000.00   122,898,960.60    591,323.23   1,262,760.84    1,854,084.07       0.00      0.00       121,636,199.76
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                       FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                       PASS-THROUGH
                     PRIOR                                              CURRENT                 RATES
                   PRINCIPAL                                           PRINCIPAL
 BOND     CUSIP     BALANCE    INTEREST   PRINCIPAL     TOTAL           BALANCE          CURRENT      NEXT
-------------------------------------------------------------------------------------------------------------
  1     74925VAA6  983.191685  4.730586   10.102087   14.832673       973.089598        5.773750%   5.399380%

-------------------------------------------------------------
SELLER:            RBMG Funding Co. Home Equity Loan Trust 1998-1    ADMINISTRATOR:        Hermi A. Alignay
SERVICER:             Resource Bancshares Mortgage Group, Inc.                          Bankers Trust Company
LEAD UNDERWRITER:        First Union Capital Markets Group                                  3 Park Plaza
    RECORD DATE:                 September 30, 1998                                       Irvine, CA 92614
 DISTRIBUTION DATE:               October 26, 1998                FACTOR INFORMATION:       (800) 735-7777
--------------------------------------------------------------------------------------------------------------

                                Page 2 of 7

                               RBMG Funding Trust
                             Mortgage - Backed Bonds
                                  Series 1998-1

                         Statement To Certificateholders

-----------------------------------------------------------------------------------------------------------------------------------
Distribution Date:                                            October 26, 1998
-----------------------------------------------------------------------------------------------------------------------------------
DELINQUENT LOAN                                                                                     30-59           60-89       90+
INFORMATION                                                                                          DAYS            DAYS      DAYS
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL BALANCE                                                                            5,050,752.43    2,507,559.04      0.00
PERCENTAGE OF POOL BALANCE                                                                        5.1503%         2.5570%   0.0000%
-----------------------------------------------------------------------------------------------------------------------------------
NUMBER OF LOANS                                                                                        46              27         0

-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Distribution Date:                                            October 26, 1998
------------------------------------------------------------------------------------------------------------------------
                                                                                                  Loans            Loans
DELINQUENT LOAN                                                                                      in               in
INFORMATION                                                                                  Bankruptcy      Foreclosure
------------------------------------------------------------------------------------------------------------------------
PRINCIPAL BALANCE                                                                                  0.00             0.00
PERCENTAGE OF POOL BALANCE                                                                      0.0000%          0.0000%
------------------------------------------------------------------------------------------------------------------------
NUMBER OF LOANS                                                                                       0                0

------------------------------------------------------------------------------------------------------------------------
THE AMOUNT OF P&I ADVANCES MADE THIS PERIOD                                                                         0.00
THE AGGREGATE AMOUNT OF UNREIMBURSED P&I ADVANCES :                                                                 0.00
THE AGGREGATE AMOUNT OF UNREIMBURSED SERVICING ADVANCES :                                                           0.00

SERVICING FEE DUE AND PAYABLE FOR PERIOD :                                                                     45,390.84
INSURANCE PREMIUM DUE FOR PERIOD :                                                                             15,362.00
INDENTURE TRUSTEE FEE DUE FOR PERIOD :                                                                          1,547.42

MONTHLY PRINCIPAL AMOUNT :                                                                                    914,039.13
PRINCIPAL PREPAYMENTS MADE FOR PERIOD :                                                                       844,681.24
EXCESS CASH PAYMENT :                                                                                         348,721.71

AVAILABLE FUNDS CAP CARRY-FORWARD AMOUNT                                                                            0.00
UNPAID CLASS A NOTE INTEREST SHORTFALL AMOUNT                                                                       0.00

THE OVERCOLLATERALIZATION AMOUNT                                                                              894,242.62
THE REQUIRED OVERCOLLATERALIZATION AMOUNT                                                                   5,625,000.00
THE OVERCOLLATERALIZATION SURPLUS                                                                                   0.00
OVERCOLLATERALIZATION DEFICIT                                                                                       0.00

TOTAL LOAN SUBSTITUTION AMOUNT                                                                                      0.00
TOTAL LOAN REPURCHASE PRICE AMOUNT                                                                                  0.00

THE AGGREGATE STATED PRINCIPAL BALANCE AT THE END OF THE RELATED DUE PERIOD                               122,879,164.09
PRINCIPAL BALANCE OF REO PROPERTIES AT END OF DUE PERIOD :                                                          0.00
BOOK VALUE OF REO PROPERTIES AT END OF DUE PERIOD:                                                                  0.00

WEIGHTED AVERAGE REMAINING TERM TO MATURITY                                                                          350
WEIGHTED AVERAGE MORTGAGE RATE OF THE MORTGAGE LOANS AS OF THE BEGINNING DUE PERIOD                              9.7163%
WEIGHTED AVERAGE MORTGAGE RATE OF THE MORTGAGE LOANS AS OF THE ENDING DUE PERIOD                                 9.7096%

THE AGGREGATE AMOUNT OF EXTRAORDINARY TRUST EXPENSES WITHDRAWN FROM THE COLLECTION ACCOUNT                          0.00

THE AGGREGATE AMOUNT OF PREPAYMENT INTEREST SHORTFALLS FOR SUCH PAYMENT DATE                                        0.00
THE AGGREGATE AMOUNT OF RELIEF ACT INTEREST SHORTFALLS FOR SUCH PAYMENT DATE                                        0.00

THE AMOUNT OF REIMBURSED PAYMENTS MADE TO BOND INSURER THIS PERIOD                                                  0.00
THE AMOUNT OF CUMULATIVE INSURED PAYMENTS MADE BY BOND INSURER                                                      0.00
THE AMOUNT OF INSURED PAYMENT MADE THIS PERIOD (INTEREST PORTION) :                                                 0.00
THE AMOUNT OF INSURED PAYMENT MADE THIS PERIOD (PRINCIPAL PORTION) :                                                0.00
-------------------------------------------------------------------------------------------------------------------------

                                   Page 3 of 7

                               RBMG Funding Trust
                             Mortgage - Backed Bonds
                                  Series 1998-1

                         Statement To Certificateholders

Distribution Date:                         October 26, 1998
--------------------------------------------------------------------------------------------------------
                                    HISTORICAL DELINQUENCY SUMMARY
--------------------------------------------------------------------------------------------------------


========================================================================================================
                     30-59 DAYS   60-89 DAYS   90+ DAYS   FORECLOSURE     REO     BANKRUPTCY     TOTAL
     DIST              Number       Number      Number      Number       Number     Number       Number
     DATE             Balance      Balance     Balance     Balance      Balance    Balance      Balance
--------------------------------------------------------------------------------------------------------
                         46           27           0           0           0          0            73
October 26, 1998      5,050,752    2,507,559     0.00          0           0          0        7,558,311
                       4.1103%      2.0407%     0.0000%     0.0000%     0.0000%    0.0000%      6.1510%
--------------------------------------------------------------------------------------------------------
                         30           23           0           0           0          0            53
September 25, 1998    2,899,299    2,306,437     0.00          0           0          0        5,205,736
                       2.3421%      1.8631%     0.0000%     0.0000%     0.0000%    0.0000%      4.2052%
========================================================================================================

Note: Foreclosure, REO and Bankruptcy Loans are broken out separately and are not included in the delinquency categories. Percentages are based on Principal Balance as a percentage of the Total Pool Principal Balance.

                               RBMG Funding Trust
                             Mortgage - Backed Bonds
                                  Series 1998-1

                         Statement To Certificateholders



Distribution Date:                      October 26, 1998
--------------------------------------------------------------------------------
                                POOL INFORMATION
--------------------------------------------------------------------------------

Distribution of Principal Balances

============================================================
Beginning Balances        Loan        Total    Percentage of
 From          To        Count      Balance      Balance
------------------------------------------------------------
   0         25,000       11        264,196      0.2134%
25,000       50,000       144      5,830,073     4.7095%
50,000       75,000       231     14,497,812     11.7113%
75,000       100,000      200     17,560,235     14.1851%
100,000      125,000      177     19,797,397     15.9923%
125,000      150,000      102     13,878,505     11.2110%
150,000      175,000      64      10,395,412     8.3974%
175,000      200,000      60      11,234,017     9.0748%
200,000      225,000      33       7,039,243     5.6863%
225,000      250,000      21       4,953,644     4.0015%
250,000      275,000      12       3,164,174     2.5560%
275,000      300,000      11       3,175,671     2.5653%
300,000      325,000      13       4,071,561     3.2890%
325,000      350,000       9       3,011,193     2.4324%
350,000      375,000       1        367,392      0.2968%
375,000      400,000       5       1,943,544     1.5700%
400,000      425,000       2        821,982      0.6640%
425,000      450,000       3       1,312,066     1.0599%
450,000      475,000       0           0         0.0000%
475,000      500,000       1        475,085      0.3838%
500,000     1,000,000      0           0         0.0000%
============================================================
              Total      1100    123,793,203      100%


Distribution of Final Grade

======================================================

Final Grade   Loan         Total        Percentage of
              Count       Balance          Balance
------------------------------------------------------
     A         526      65,987,368        53.3274%
    A-         249      29,296,509        23.6759%
     B         227      20,912,996        16.9008%
     C         67        5,420,366         4.3804%
     D         15        1,062,940         0.8590%
    NA         15        1,059,861         0.8565%
======================================================
   Total      1,099     123,740,040         100%

                               RBMG Funding Trust
                             Mortgage - Backed Bonds
                                  Series 1998-1

                         Statement To Certificateholders



Distribution Date:               October 26, 1998
--------------------------------------------------------------------------------
                                POOL INFORMATION
--------------------------------------------------------------------------------

  Distribution of Note Rates

===============================================================================

       Note Rate                  Loan               Total        Percentage of
  From            To              Count             Balance          Balance
-------------------------------------------------------------------------------
 0.0000%        7.0000%             0                  0             0.0000%
 7.0000%        7.5000%             4               353,974          0.2859%
 7.5000%        8.0000%            27              3,286,643         2.6549%
 8.0000%        8.5000%            84             10,594,681         8.5584%
 8.5000%        9.0000%            186            25,100,286         20.2760%
 9.0000%        9.5000%            165            19,291,235         15.5834%
 9.5000%       10.0000%            213            25,834,344         20.8690%
10.0000%       10.5000%            150            15,837,986         12.7939%
10.5000%       11.0000%            116            11,450,296         9.2495%
11.0000%       11.5000%            68              6,232,176         5.0343%
11.5000%       12.0000%            45              3,686,977         2.9783%
12.0000%       12.5000%            20              1,048,414         0.8469%
12.5000%       13.0000%            14               664,461          0.5368%
13.0000%       13.5000%             3               159,253          0.1286%
13.5000%       14.0000%             4               196,257          0.1585%
14.0000%        and up              1               56,221           0.0454%
===============================================================================
                 Total            1,100           123,793,203          100%

                               RBMG Funding Trust
                             Mortgage - Backed Bonds
                                  Series 1998-1

                         Statement To Certificateholders



Distribution Date:               October 26, 1998
--------------------------------------------------------------------------------
                                POOL INFORMATION
--------------------------------------------------------------------------------

Distribution by State

==============================================================================

  State              Loan                    Total              Percentage of
                     Count                  Balance                Balance
------------------------------------------------------------------------------
   AL                 127                  9,139,157               7.3858%
   AR                  2                    91,939                 0.0743%
   AZ                 119                 11,564,143               9.3455%
   CA                 175                 31,574,018              25.5164%
   CO                 112                 13,096,224              10.5837%
   CT                  1                    274,197                0.2216%
   FL                 18                   1,341,567               1.0842%
   GA                 19                   1,538,900               1.2437%
   ID                 18                   1,617,773               1.3074%
   IL                 59                   5,796,190               4.6842%
   IN                  7                    659,081                0.5326%
   KS                  8                    566,551                0.4579%
   LA                  3                    267,620                0.2163%
   MD                  1                    74,105                 0.0599%
   MI                  3                    280,954                0.2271%
   MN                  2                    245,091                0.1981%
   MO                 12                   1,210,080               0.9779%
   MS                  2                    91,250                 0.0737%
   MT                  2                    169,331                0.1368%
   NC                  8                    872,483                0.7051%
   NE                  1                    130,377                0.1054%
   NJ                  2                    72,419                 0.0585%
   NV                  6                    653,623                0.5282%
   NY                 22                   1,745,748               1.4108%
   OH                 13                    774,806                0.6262%
   OK                  4                    263,998                0.2133%
   OR                 185                 21,210,265              17.1410%
   PA                  4                    388,318                0.3138%
   SC                  4                    239,027                0.1932%
   SD                  1                    63,410                 0.0512%
   TN                 23                   1,507,377               1.2182%
   TX                 25                   2,575,480               2.0814%
   UT                 14                   1,873,405               1.5140%
   VA                  1                    76,796                 0.0621%
   WA                 93                  11,477,023               9.2751%
   WI                  1                    67,103                 0.0542%
   WV                  1                    48,346                 0.0391%
   WY                  1                    101,863                0.0823%
==============================================================================
                     1,099                123,740,040               100%